Purchase Point Media Corp.
3133 Congress Las Vegas,
Nevada 89121

Dear Sirs:

          The undersigned (the "Subscriber") has hereby subscribed for Five Hundred (500) units of Purchase Point Media Corp., (the "Company"), a Minnesota Corporation in a private sale of certain units (the "Units") each consisting of one thousand shares at $7.00 per share of common stock and one redeemable common stock purchase warrant (the "Warrants) issued by the Company, as set out and described in the Warrant Agreement dated/4/-re"/', /2,1998 (the "Warrant
Agreement"),.  The  undersigned  hereby  certifies  and  agrees on behalf of the
Subscriber:

          1. If the Subscriber is other than an individual, the Subscriber is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was formed and is authorized to invest in the Units being purchased hereby. The person executing this letter on behalf of the Subscriber is duly authorized to do so on the Subscriber's behalf.

          2. The Subscriber is acquiring the Units for its own account or for accounts for which it exercises sole investment discretion and not with a view to or for sale in connection with and distribution thereof, subject nevertheless to any requirement of law that the disposition of the Subscriber's property shall at all times be and remain within its control.

          3. The Subscriber has received a Business Plan, relating to the Company. The Subscriber has reviewed and understands the material to which a reference is made in this paragraph 3 and understands that substantial risks are involved in an investment in the Units. The Subscriber represents that in making its investment decision to acquire the Units, the Subscriber has not relied on representations, warranties, opinions, projections, financial or other information or analyses, if any, supplied to it by any person, the Company or any of its affiliates, except as expressly contained in the Business Plan. The Subscriber has had an opportunity, within a reasonable period of time prior to purchasing the Units to ask questions concerning the Units and has received satisfactory answers to such questions.

          4. The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and the Subscriber (or any account referred to above) is able to bear the economic risks of such an investment.

          5. The Subscriber is an "accredited investor" as defined in Rule 501 promulgated pursuant to the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws.

          6. The Subscriber will comply with all applicable federal and state securities laws, rules and regulations in connection with any subsequent resale of the Units by the Subscriber.

          7. The Subscriber understands that the Units have not been and will not be registered under the Securities Act or any state securities act or any other federal or state laws, that the Company is not required so to register the Units, and that the Units may be resold only if registered pursuant to the provisions of the Securities Act, and other applicable federal and state securities laws, or if an exemption from any requirement of registration is available.

          8. The Subscriber is not an employee benefit plan, trust or account, including an individual retirement account, subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended or subject to
Section 4975 of the Internal Revenue Code of 1986, as amended, or comparable provisions of any subsequent enactment (any such plan, trust or account being referred to as a "Plan"), a trustee of any Plan, or any entity whose underlying assets include the assets of any Plan by reason of such Plan's investment in the entity.

          9. Before the Subscriber sells all or any part of the Units, the Subscriber will (i) obtain from each subscriber of Units an investment letter containing the same representations, warranties and agreements contained in paragraphs 1 through 8 above and in this paragraph 9, and (ii) if requested by the Company, deliver an opinion of counsel, satisfactory in form and substance to the Company, to the effect that such sale is in compliance with the Securities Act and all other applicable federal and state securities laws.

          10. The Subscriber shall have ninety (90) days from the date first above written to provide the Company with the proceeds of the subscription funds unless extended an additional ninety (90) days by the Company (the Subscription period). At the end of the Subscription period the Company will issue to the Subscriber, a stock and Warrant Certificate representing those Units that have been fully paid for.

          11. Subscriber acknowledges that compliance with the requirements of paragraph 9 and 10 is a condition to registration of the transfer of the Units on the books of the Company. Very truly yours,

                                        Dorian Capital Corp.
                                        ---------------------------
                                        [Name of Purchaser]



                                        By: /s/ Leticia Montoya
                                            -----------------------


                                        Name: Leticia Montoya
                                             ----------------------


                                        Title:   Secretary
                                             ----------------------


                                                  50,000
                                        ---------------------------
                                        Number of Units Subscribed

                       RESOLUTION TO TRANSFER SECURITIES

RESOLVED THAT:

          Leticia Montoya be and is hereby authorized on behalf of the Company to accept and convey, assign, transfer or otherwise dispose of all or any shares, stock, bonds, debenture stock and other securities of every description now or hereafter registered in the name of the Company or held or owned by the Company and to sign and execute on behalf of the Company all and any instruments of acceptance and transfer and other documents whenever necessary or proper to effectuate the same with full power to appoint any attorney or attorneys with full power of substitution therein, and that any and all instruments of acceptance and transfer and other documents in connection therewith heretofore signed and executed on behalf of the Company in accordance with the authority set out above are hereby ratified and confirmed.

                                  CERTIFICATE

I hereby certify that the foregoing is a true and correct copy of a resolution duly passed at a meeting of the Directors of DORIAN CAPITAL CORP. regularly held on ___________________________________________, and that the said resolution is now in full force and effect. I further certify that the following ]is a list o(pound) all directors, officers and employees of the Company authorized by this resolution to do any act or thing:

          LETICIA MONTOYA

I further certify that the Company has no corporate seal.





/s/ Leticia Montoya
----------------------------
Secretary

                       RESOLUTION TO TRANSFER SECURITIES

RESOLVED THAT:

          Leticia Montoya be and is hereby authorized on behalf of the Company to accept and convey, assign, transfer or otherwise dispose of all or any shares, stock, bonds, debenture stock and other securities ties o(pound) every description now or hereafter registered in the name of the Company or held or owned by the Company and to sign and execute on behalf of the Company all and any instruments of acceptance and transfer and other documents whenever necessary or proper to effectuate the same with full power to appoint any attorney or attorneys with full power of substitution therein, and that any and all instruments of acceptance and transfer and other documents in connection therewith heretofore signed and executed on behalf of the Company in accordance with the authority set out above are hereby ratified(pound) and confirmed.

                                  CERTIFICATE

I hereby certify that the foregoing is a true and correct copy of a resolution duly passed at a meeting of the Directors of DORIAN CAPITAL CORP. regularly held on __________________________________________, and that the said resolution is now in full force and effect. I further certify that the following is a list of all directors, officers and employees of the Company authorized by this resolution to do any act or thing:

          LETICIA MONTOYA

I further  certify that the Company has no corporate seal.





/s/ Leticia Montoya
----------------------------
Secretary

                         [FORM OF ELECTION TO PURCHASE]

                   (To be executed upon exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right. represented by this Warrant Certificate. to purchase __________ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable to the order of Purchase Point Media Corp. in the amount of $ __________ , all in accordance with the terms hereof.. The undersigned requests that a certificate for such Shares be registered in the name of ______________________ whose address is ____________________________________, and that such certificate be delivered to , whose address is . If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Shares be registered in the name of ___________________________, whose address is , and that such Certificate be delivered to ________________________________, whose address is
_____________________________________
              Dated
_____________________________________
                                            DORIAN CAPITAL CORP. Per:
                                                       Signature
                                                  /s/ Leticia Montoya

                                    (Signature must conform (Y) all respects to name of holder as specified on the face of the Warrant Certificate)

         (Insert Social Security or Other Identifying Number of Holder)

                           [FORM OF ASSIGNMENT]

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate)

FOR VALUE RECEIVED. ______________________________________________

hereby sells. assigns and transfers unto _______________________________________

__________________________________


________________________________________________________________________________
                 (Please print name and address of transferee)

this Warrant Certificate. together with all right. title and interest therein, and does hereby irrevocably constitute and appoint __________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company. with full power of substitution.

Dated:                                    Signature:

________________________________

                                          (Signature   must   conform   in   all
                                          respects   to   name  of   holder   as
                                          specified  on the face of the  Warrant
                                          Certificate)

         (Insert Social Security or Other Identifying Number of Holder)

                         [FORM OF ELECTION TO PURCHASE]

                   (To be executed upon exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right. represented by this Warrant Certificate. to purchase __________ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable to the order of Purchase Point Media Corp. in the amount of $ __________ , all in accordance with the terms hereof.. The undersigned requests that a certificate for such Shares be registered in the name of ______________________ whose address is ____________________________________, and that such certificate be delivered to , whose address is . If said number of Shares is less than all of the Shares purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of the Shares be registered in the name of ___________________________, whose address is , and that such Certificate be delivered to ________________________________, whose address is
_____________________________________
              Dated
_____________________________________
                                            DORIAN CAPITAL CORP. Per:
                                                       Signature
                                                  /s/ Leticia Montoya

                                    (Signature must conform (Y) all respects to name of holder as specified on the face of the Warrant Certificate)

         (Insert Social Security or Other Identifying Number of Holder)

                           [FORM OF ASSIGNMENT]

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate)

FOR VALUE RECEIVED. ______________________________________________

hereby sells. assigns and transfers unto _______________________________________

__________________________________


________________________________________________________________________________
                 (Please print name and address of transferee)

this Warrant Certificate. together with all right. title and interest therein, and does hereby irrevocably constitute and appoint __________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company. with full power of substitution.

Dated:                                    Signature:

________________________________

                                          (Signature   must   conform   in   all
                                          respects   to   name  of   holder   as
                                          specified  on the face of the  Warrant
                                          Certificate)

         (Insert Social Security or Other Identifying Number of Holder)